                                   [FORM OF]

                      United Pan-Europe Communications N.V.

                                Ordinary Shares A
                        (nominal value (U)2.00 per share)

                    in the form of American Depositary Shares
                              or Ordinary Shares A

                             Underwriting Agreement

                                                                October 18, 1999
Goldman Sachs International
Morgan Stanley & Co. International Limited
   As representatives of the several Underwriters
     named in Schedule I hereto
c/o Goldman Sachs International
Peterborough Court
133 Fleet Street
London   EC4A 2BB
England

Ladies and Gentlemen:

                United Pan-Europe Communications N.V., a Netherlands public corporation with limited liability having its statutory seat at Amsterdam, The Netherlands (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 12,000,000 Ordinary Shares A (the "Firm Shares"), nominal value (U)2.00 each ("Stock"), of the Company and, at the election of the Underwriters, up to 1,800,000 additional shares of Stock (the "Optional Shares") (the "Offering"). The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

                The Underwriters may elect to take delivery of the Shares in the form of shares of Stock or in the form of American Depositary Shares ("ADSs"). The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement") to be entered into among the Company, Citibank N.A., as depositary (the "Depositary"), and registered holders and beneficial owners from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one share of Stock deposited pursuant to the Deposit Agreement.



                                        1
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                Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder to be sold in the United States and the other relating to the Shares hereunder to be sold outside the United States. The international form of prospectus will be identical to the U.S. prospectus except for certain substitute pages. Except as the context may otherwise require, references hereinafter to the Shares shall include all of the shares of Stock, whether in the form of Shares or ADSs which may be sold pursuant to this Agreement. References herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S. and the international versions thereof.

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-84427) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make

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

         the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs International and Morgan Stanley & Co. International Limited (together, the "Representatives") expressly for use therein;

         (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

         (d) A registration statement on Form F-6 (File No. 333-985) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (e) None of the Company or its subsidiaries, or, to the best of the Company's knowledge after due inquiry, any of @Entertainment, Inc., Time Warner Cable France S.A., Videopole S.A., Kabel Plus, a.s., SBS Broadcasting S.A., Kabel Haarlem B.V. or any of their respective subsidiaries (together, other than the Company and its subsidiaries, the "New Acquisition Entities") has sustained since the date of its respective latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or other legal or governmental action, order or decree, having a material adverse effect

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         on the Company, its subsidiaries and the New Acquisition Entities taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any change in the capital stock of the Company, or (ii) any increase in the long-term debt of the Company or its subsidiaries, or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, in excess of $25,000,000 or its equivalent, or
         (iii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, condition (financial or otherwise), shareholders' equity or results of operations of the Company, its subsidiaries and the New Acquisition Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

         (f) The Company, its subsidiaries, and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, have good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, its subsidiaries and the New Acquisition Entities; and any real property and buildings held under lease by the Company, its subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, are held by them under valid, subsisting and enforceable leases with such exceptions as do not have a material adverse effect on the Company, its subsidiaries and the New Acquisition Entities, taken as a whole, and do not interfere with the use made and proposed to be made of such property and buildings by the Company, its subsidiaries and the New Acquisition Entities:

         (g) The Company has been duly incorporated and is validly existing as a public limited liability company under the laws of The Netherlands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business outside The Netherlands and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company and, to the best of the Company's knowledge after due inquiry, each of the New Acquisition Entities, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

         (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, have been duly and validly authorized and issued are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid

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

         and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Company has fulfilled all of the requirements for the provisional listing and admission for trading of all of the shares of Stock on the Official Market of Amsterdam Exchanges (the "Amsterdam Stock Exchange"), subject only to the execution by the Amsterdam Stock Exchange of a Listing Agreement with the Company as provided in Section
         3.2 of the Listing and Issuing Rules of the Amsterdam Stock Exchange, and all of the ADSs have been duly listed for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ"); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire shares of Stock, except for (A) options granted under the Company's Equity Stock Option Plan and Phantom Stock Option Plan, (B) shares of Stock issuable or transferable pursuant to the promissory note of the Company in the principal amount of $100,000,000 dated January 25, 1999, and the promissory note of UPC Intermediates B.V. in the principal amount of $20,000,000 dated January 25, 1999, in each case payable to the order of UIH Europe, Inc. ("UIH Europe") (together, the "UIH Europe Convertible Loans"), (C) shares of Stock issuable pursuant to the Option Agreement, dated November 5, 1998, as amended, among the Company, DIC Communication and Technology Ltd. ("DIC") and PEC Israel Economic Corporation (the "DIC Option Agreement"), and (D) warrants issuable to Microsoft Corporation, in each case as described in the Prospectus; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Stock or any other class of capital stock of the Company; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the Shares are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares under the laws of The Netherlands and of the United States except as described in the Prospectus under the captions "Shares Eligible For Future Sale" and "Description of American Depositary Shares" or except for Shares acquired by affiliates (as defined in Rule 144 under the Act) of the Company;

         (i) The Shares to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, will not be subject to any preemptive or similar rights and will conform to the description of the Stock contained in the Prospectus;

         (j) The Deposit Agreement has been duly authorized by the Company, and will, upon execution and delivery by the Company, constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in

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         accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

         (k) All consents, approvals, authorizations, orders, registrations, clearances, qualifications or filing of or with any court or governmental agency or body (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company, any of its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, or any of their properties or any stock exchange authorities (hereinafter referred to as "Governmental Authorizations") required for the deposit of Shares and the issuance of ADSs in respect thereof in accordance with the provisions of the Deposit Agreement, and for the execution and delivery by the Company of this Agreement and the Deposit Agreement to be duly and validly authorized, have been obtained or made and are in full force and effect;

         (l) Except to the extent otherwise set forth in the Prospectus, (A) all dividends and other distributions declared and payable on the shares of capital stock of the Company deposited with the Depositary in accordance with the provisions of the Deposit Agreement may, under the current laws and regulations of The Netherlands, be paid to the Depositary in Dutch guilders or euros that may be converted into foreign currency that may be freely transferred out of The Netherlands, and (B) all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of The Netherlands and are otherwise free and clear of any other tax, withholding or deduction in The Netherlands and without the necessity of obtaining any Governmental Authorization (as defined below) in The Netherlands;

         (m) The issue and sale of the Shares to be sold by the Company hereunder, the deposit of the Shares being deposited with the Depositary in accordance with the provisions of the Deposit Agreement against issuance of the ADRs evidencing the ADSs in respect thereof and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, is a party or by which the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, is bound or to which any of the property or assets of the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, is subject, nor will such action result in any violation of the provisions of the Articles of Association or bylaws or other organizational documents of the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the

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         New Acquisition Entities, or any statute or other applicable law or any order, rule, filing, judgement, injunction, decree or regulation of any Governmental Agency having jurisdiction over the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, or any of their properties except, with respect in any such case to the subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, as would not, singly or in the aggregate, have a material adverse effect on the Company, its subsidiaries and the New Acquisition Entities taken as a whole; and no such Governmental Authorization of or with any such Governmental Agency is required for the issue and sale of the Shares, for the deposit of the Shares being deposited with the Depositary in accordance with the provisions of the Deposit Agreement against issuance of ADRs evidencing the ADSs in respect thereof to be delivered or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under United States state securities or Blue Sky laws, or any laws of jurisdictions other than The Netherlands and the United States, in connection with the purchase and distribution of the Shares by or for the account of the Underwriters;

         (n) None of Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities is in violation of its Articles of Association or other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults as would not, singly or in the aggregate, have a material adverse effect on the Company, its subsidiaries and the New Acquisition Entities taken as a whole;

         (o) Except as otherwise set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to The Netherlands or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares in accordance with the provisions of the Deposit Agreement by the Company against the issuance of ADRs evidencing ADSs in respect thereof, (B) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside The Netherlands by the Underwriters of the Shares to the initial purchasers thereof;

         (p) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

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         (q) The statements set forth in the Prospectus under the caption
         "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Stock and the ADSs, respectively, under the caption "Taxation", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption "Certain Relationships and Transactions -- Relationship with United and Related Transactions", insofar as they purport to describe such relationship and related transactions, and under the caption "Certain Relationships and Transactions -- Relationship with Microsoft", insofar as they purport to describe such relationship, are accurate and complete in all material respects;

         (r) Except as otherwise set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, UnitedGlobalCom, Inc. ("Parent") or any of their respective subsidiaries, or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, is a party or of which any property of the Company, Parent, or any of their respective subsidiaries or the New Acquisition Entities is the subject which, if determined adversely to the Company, Parent, or any of their respective subsidiaries or the New Acquisition Entities, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, its subsidiaries and the New Acquisition Entities taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by Governmental Agencies or threatened by others;

         (s) The Company is not and, after giving effect to the offering and sale of the Shares, will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (t) Except as otherwise set forth in the Prospectus, the Company, its subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their current businesses as described in the Prospectus, with such exceptions as would not, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, its subsidiaries and the New Acquisition Entities taken as a whole;

         (u) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

         (v) Neither the Company nor any of its subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

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         (w) Arthur Andersen, who have certified certain financial statements of the Company, its subsidiaries and the New Acquisition Entities, and Arthur Andersen, s.r.o., Pricewaterhouse Coopers N.V., Pricewaterhousecoopers (France), Pricewaterhousecoopers (Malta), Pricewaterhousecoopers (Sweden), KPMG Polska Sp. zo.o, KPMG Accountants N.V., KPMG Somekhchaikis, KPMG Slovenski, s.r.o., VB Deloitte & Touche, Ernst & Young S.A., Ernst & Young (Netherlands), Ernst & Young (Denmark), Ernst & Young AB, Ernst & Young, Vachon et Associes, whose have certified certain financial statements of the Company's subsidiaries and the New Acquisition Entities, are, insofar as the Company, its subsidiaries and the New Acquisition Entities are concerned, each independent public accountants are required by the Act and the rules and regulations of the Commission thereunder;

         (x) The Company is reviewing its operations and those of its subsidiaries, the New Acquisition Entities, Parent and any third parties with which the Company, its subsidiaries or the New Acquisition Entities has a material relationship to evaluate the extent to which the business or operations of the Company, its subsidiaries or the New Acquisition Entities will be affected by the Year 2000 Problem. As a result of such ongoing review to date, the Company currently has no reason to believe, and does not currently believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, shareholders' equity or results of operations of the Company, its subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities taken as a whole, or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

         (y) The Company, its subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, own, possess, have rights to or can acquire adequate patents, licenses, know-how, trademarks, copyrights, trade secrets, mask works, service marks and trade names necessary to operate the businesses now operated by them, and none of the Company, its subsidiaries or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which the Company reasonably believes, singly or in the aggregate, is likely to result in any material adverse change in the condition (financial or otherwise) or in the earnings, business or operations of the Company, its subsidiaries and the New Acquisition Entities taken as a whole;

         (z) The Company, its subsidiaries and, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities (A) are in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under the applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, licence or approval, except where such noncompliance with Environmental laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company, its subsidiaries and the New Acquisition Entities taken as a whole; and

         (aa) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company (A) to file, other than in connection with (i) the DIC Option Agreement, (ii) the Registration Rights Agreement dated February 10, 1999 between the Company and Parent, (iii) the agreement to grant Microsoft Corporation certain registration rights as described in the Prospectus under the caption "Certain Transactions and Relationships -- Relationship with Microsoft" and (iv) the Registration Rights Agreement dated July 30, 1999 among the Company and the Initial Purchasers named therein, a registration statement under the Securities Act with respect to any securities of the Company or (B) to include any securities of the Company with the Shares registered pursuant to the Registration Statement and the ADS Registration Statement.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Share of (U)[ ] and per ADS of $[ ] (to the extent that Goldman Sachs International makes the election to take delivery of any Shares in the form of ADSs pursuant to Section 4 hereof), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per Share and per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

                  The Company hereby grants to the Underwriters the right to purchase at their election up to 1,800,000 Optional Shares, at the purchase price per Share or ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus and in Annex I to this Agreement.

4. (a) With respect to all or a portion of the Shares to be purchased and sold hereunder at each Time of Delivery (as defined below), Goldman Sachs International, on behalf of the several Underwriters, may elect to have ADSs delivered and paid for hereunder in lieu of, and in satisfaction of, the Company's obligation to sell to the several Underwriters and the several Underwriters' obligations to purchase, Shares. Notice of such election shall be given by Goldman Sachs International to the Company at least forty-eight hours prior to such Time of Delivery (as defined below) (the "Notification Time"). The number of Shares to be purchased by the Underwriters as a result of the making of such election shall be adjusted by Goldman Sachs International so as to eliminate any fractional Shares.

                  (b) If the election has been made in accordance with subsection (a) above, the ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman Sachs International may request prior to the Notification Time shall be delivered by or on behalf of the Company to Goldman Sachs International, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman Sachs International at least forty-eight hours in advance. The Company will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England (the "Designated Office").

                  (c) Delivery of the Shares by the Company will be made by book-entry transfer in the Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. ("NECIGEF") to an account or accounts specified by Goldman Sachs International, at Kas Associatie N.V. ("Kas") prior to the Notification Time. It is understood and agreed by the parties hereto that no delivery or transfer of ADSs or Shares to be purchased and sold hereunder at a Time of Delivery shall be effective until and unless payment therefor has been made pursuant hereto and each of Kas, Citibank, N.A. and the Company shall have furnished or caused to be furnished to Goldman Sachs International, on behalf of the Underwriters, at such Time of Delivery certificates and other evidence reasonably satisfactory to Goldman Sachs International, of the execution in favor of the Underwriters of the book-entry transfer of Shares and ADSs to Kas and DTC, respectively.

                  The time and date of such delivery and payment shall be, with respect to the Firm Shares, 6.15a.m., London time, on October 21, 1999 or such other time and date as Goldman Sachs International and the Company may agree upon in writing and, with respect to the Optional Shares, 6.15a.m., London time, on the date specified by Goldman Sachs International, in the written notice given by Goldman Sachs International of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman Sachs International and the Company may agree in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (d) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and ADSs and any additional documents requested by the Underwriters pursuant to Section 7(q) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, One Canada Square, Canary Wharf, London E14 5DS, England (the "Closing Location"), and the Shares will be delivered as specified in subsections (b) and (c) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 3.00p.m., London time, on the London Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "London Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in London are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

                         (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                          (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                          (iii) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus in order to comply with the Act, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
                                    Section 10(a)(3) of the Act;

                         (iv) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                          (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to the Company's Ordinary Shares A, Ordinary Shares B,
                                    Class A Preference Shares (but excluding the
                                    Company's Class B Preference Shares) and any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities ("Subject Securities") (other than (A) to employees and directors of the Company pursuant to stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, or (B) in the form of warrants to be issued to Microsoft Corporation, as described in the Prospectus under the caption "Relationship with Microsoft"; or to enter into any derivative transaction having an economic effect similar to any of the foregoing, without the prior written consent of Goldman Sachs International and Morgan Stanley & Co. International Limited; provided, however, that the Company may, from the date 30 days following the date of the Prospectus, with the prior written consent of Goldman Sachs International and Morgan Stanley & Co. International Limited,

                                    (a) issue Subject Securities in private
                                    placements to one or more institutional
                                    investors of national or international
                                    reputation or (b) sell or otherwise dispose of Subject Securities in exchange for equity securities or assets in a strategic acquisition, in each case as set forth in clause (a) or (b) above subject to execution by each acquiror of Subject Securities of a "lock-up" agreement, in form and substance satisfactory to Goldman Sachs International and Morgan Stanley & Co. International Limited, binding on such acquiror during the period beginning with the date of its acquisition of Subject Securities and continuing to and including the date 90 days following the date of the Prospectus;

                          (vi) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the U.S. ("U.S. GAAP")), and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with U.S. GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                          (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed, and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                         (viii) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                          (ix) Prior to First Time of Delivery to execute and deliver the Deposit

                                    Agreement and prior to each Time of Delivery to deposit the Stock with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Stock and delivered to the Underwriters at such Time of Delivery;

                         (x) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares;

                         (xi) To use its best efforts to list the Shares in the form of shares of Stock on the Amsterdam Stock Exchange and list for quotation the ADSs on NASDAQ;

                         (xii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                         (xiii) To enforce any "lock-up" agreement entered into by an acquiror of Subject Securities pursuant to the proviso to Section 5(a)(v) hereof.

                (b) Parent agrees with each of the Underwriters:

                         (i) During the period beginning from the date hereof
                and continuing to and including the date 90 days following the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Subject Securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or to enter into any derivative transaction having an economic effect similar to any of the foregoing, without the prior written consent of Goldman Sachs International and Morgan Stanley & Co. International Limited; provided, however, that Parent may, from the date 30 days following the date of the Prospectus, with the prior written consent of Goldman Sachs International and Morgan Stanley & Co. International Limited (a) sell Subject Securities in private placements to one or more institutional investors of national or international reputation or (b) sell or otherwise dispose of Subject Securities in exchange for equity securities or assets in strategic acquisitions, in each case set forth in clause (a) or (b) above subject to execution by each acquiror of Subject Securities of a "lock-up" agreement, in form and substance satisfactory to Goldman Sachs International and Morgan Stanley & Co. International Limited, binding on such acquiror during the period beginning with the date of its acquisition of Subject Securities and continuing to and including the date 90 days following the date of the Prospectus;

                         (ii) Not to (and to cause its affiliates not to) take,
                directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

                         (iii) To enforce any "lock-up" agreement entered into
                by an acquiror of Subject Securities to the proviso to clause
                (i) of this Section 5(b).

6. The Company covenants and agrees and with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, the Blue Sky memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, other than the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all fees and expenses in connection with listing the Shares and ADSs on the Amsterdam Stock Exchange and NASDAQ; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the reasonable out-of-pocket expenses (other than fees and disbursements of counsel to the Underwriters) incurred by the Underwriters in connection with the transactions contemplated herein; (vii) all stamp, transfer, capital issuance or similar expenses and taxes arising as a result of the deposit by the Company of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company as contemplated by the Deposit Agreement, of the sale and delivery of the ADS and the Shares by the Company to or for the account of the Underwriters pursuant to this Agreement, and the sale and delivery of the Shares and ADSs by the Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement, and any Dutch income, capital gains, withholding, transfer or other tax asserted against an Underwriter solely by reason of the purchase and sale of any Shares or ADSs pursuant to this Agreement; (viii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of

         ADRs (other than the Underwriters, in connection with the initial purchase of the Shares or ADSs); (ix) fees and expenses of the Authorized Agent (as defined in Section 14 hereof); (x) the cost of preparing stock certificates or a global share certificate (as applicable) and ADRs; (xi) the cost and charges of any transfer agent or registrar; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section, including all reasonable roadshow costs. It is understood, however, that, except as provided in this Section 6 and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses.

7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and Parent shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any part of either the Registration Statement or the ADS Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in a form and substance satisfactory to you;

         (c) Nauta Dutilh, Dutch counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you;

         (d) Holme Roberts & Owen LLP, United States counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Parent has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and each of this Agreement and the agreement referred to in Section 7(t) of this Agreement has been duly authorized, executed and delivered by Parent and, insofar as New York law is concerned, this

                                    Agreement has been duly executed and
                                    delivered by the Company;

                           (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and (under Dutch law) the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

                           (iii) Upon due issuance by the Depositary of the ADRs evidencing ADSs being delivered at such Time of Delivery against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose name the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

                           (iv) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court of competent subject-matter jurisdiction located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 of this Agreement, and service of process effected on such agent in the manner set forth in
                                    Section 14 hereof will be effective to
                                    confer valid personal jurisdiction over the Company;

                           (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, regulatory or governmental proceedings pending to which the Company, Parent or any of their respective subsidiaries is a party or of which any property of the Company, Parent or any of their respective subsidiaries is the subject, and with respect to which there is a reasonable expectation of an adverse determination that would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, Parent or any of their respective subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened by any Governmental Agency, domestic or foreign, or threatened by others;

                           (vi)     Neither the Company nor any of its
                                    subsidiaries is in default in the
                                    performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or such subsidiary is a party or by which it or any of its properties may be bound, except for such defaults as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, Parent or any of their respective subsidiaries;

                           (vii) The issue and sale of the Shares being delivered at such Time of Delivery and the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADRs to be delivered at such Time of Delivery and the compliance by the Company and Parent with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under or require consent under, or result in the imposition of a lien or encumbrance on any assets or properties of the Company, Parent or any of their respective subsidiaries, or an acceleration of the indebtedness pursuant to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company, Parent or any of their respective subsidiaries is a party or by which the Company, Parent or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Parent or any of their respective subsidiaries is subject, except for such breaches, violations or defaults as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, nor will such action result in any violation of the certificate of incorporation or bylaws of Parent or any violation of any statue, rule or regulation or, to the knowledge of such counsel, any order, of any United States Federal or New York Governmental Agency having jurisdiction over the Company, Parent or any of their respective subsidiaries or properties;

                           (viii) No Governmental Authorization of the United States or the State of New York is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           (ix) The statements set forth in the Prospectus under the caption "Description of American Depositary Shares," insofar as they purport to constitute a summary of the terms of the ADSs, under the caption "Certain Tax Consequences-Certain United States Federal Income Tax Consequences," and under the caption "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fairly summarize such laws and documents in all material respects;

                           (x)      Neither the Company nor any of its
                                    subsidiaries is now, nor, after the sale of Shares to be sold by it thereunder and the application of the proceeds from such sales as described in the Prospectus under the caption "Use of Proceeds," will be (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (b) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                           (xi)     The Registration Statement, the ADS
                                    Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, the ADS Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(d), they have no reason to believe that, as of its effective date, the Registration Statement or the ADS Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement, the ADS Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement or the ADS Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the ADS Registration Statement or required to be described in the Registration Statement, the ADS Registration Statement or the Prospectus which are not filed or described as required.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

         (e) Loeff Claeys Verbeke, Netherlands counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) United Pan-Europe Communications N.V. (the "Company") has been duly incorporated as a public company with limited liability and is validly existing under the laws of The Netherlands. The Company has the power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) chello broadband N.V. ("Chello") has been duly incorporated as a public company with limited liability and is validly existing under the laws of The Netherlands. Chello has the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (iii) Priority Telecom N.V. ("Telecom") has been duly incorporated as a public company with limited liability and is validly existing under the laws of The Netherlands. Telecom has the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (iv) The Company has an authorized share capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; according to information from the listing agent and confirmation thereof from the Amsterdam Stock Exchange, all of the shares of Stock (including the Shares) have been provisionally listed and admitted for trading on the Amsterdam Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares to be purchased from the Company under the Underwriting Agreement which have not been complied with; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the Shares are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated in the Underwriting Agreement and the initial purchasers thereof; there are no restrictions on subsequent transfers of the Shares except as described in the Prospectus under the caption "Shares Eligible for Future Sale"; and the Shares conform to the description thereof contained in the Prospectus;

                  (v) All Governmental Authorizations of and with any Governmental Agency in The Netherlands for the Shares to be duly and validly authorized and issued have been obtained or made and are in full force and effect;

                  (vi) The Company has the corporate power to enter into the Underwriting Agreement and the Deposit Agreement and to perform its obligations thereunder;

                  (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                  (viii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (ix) The issue and sale of the Shares being delivered at such Time of Delivery and the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of the Articles of Association of the Company or the provisions of any published law, rule or regulation in The Netherlands;

                  (x) No Governmental Authorization of or with any Governmental Agency is required in The Netherlands for the issue and sale of the Shares by the Company, the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by the Underwriting Agreement except for (i) notice requirements to the Netherlands Central Bank pursuant to the Act on Foreign Financial Relations (Wct Financiele Betrekkingen Buitenland) and regulations promulgated thereunder; (ii) publication and/or notice requirements, to the extent applicable, pursuant to the Act on Disclosure of Holdings in Listed Companies (Wet melding zeggenschap in ter beurze genoteerde vennootschappen 1996); (iii) registration requirements in respect of the Shares with the competent Trade Register and (iv) such as have been obtained or made and are in full force and effect; however, non-observance of these notice and registration requirements does not render the Underwriting Agreement void, nor does it affect the legality, validity or enforceability of the Underwriting Agreement, the obligations of the Company thereunder or the validity of the Firm Shares;

                  (xi) The statements in the Prospectus under the captions "Enforcement of Civil Liabilities," "Regulation," "Description of Share Capital" and "Summary of Additional Material Provisions of the Articles of Association and Other Matters," to the extent such statements relate to matters of Netherlands law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                  (xii) The opinions of such counsel set forth in the Prospectus under "Enforcement of Civil Liabilities" are confirmed as of such Time of Delivery;

                  (xiii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares in accordance with the provisions of the Deposit Agreement by the Company against issuance of ADRs evidencing ADSs in respect thereof, (B) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside The Netherlands by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated in the Underwriting Agreement;

                  (xiv) The appointment by the Company of CT Corporation System, New York, New York to act as agent for service of process relating to any proceeding before a New York court on behalf of the Company is valid and binding under the laws of The Netherlands, provided that, if such designation will be deemed to constitute a power of attorney (volmacht) or a mandate (lastgeving), it will under Netherlands law terminate by operation of law, and without notice, upon insolvency or bankruptcy of the Company, and service of process effected in the manner set forth in the Underwriting Agreement will be effective, insofar as the laws of The Netherlands are concerned, to confer valid personal jurisdiction over the Company subject to the limitations set forth in paragraph (xvii) of this opinion;

                  (xv) The choice in Section 14 of the Underwriting Agreement of the laws of the State of New York as the law governing the Underwriting Agreement is valid and binding on the Company under the laws of The Netherlands, except (i) to the extent that any term of the Underwriting Agreement or any provision of New York law applicable to the Underwriting Agreement is manifestly incompatible with the public policy of The Netherlands, and (ii) a Netherlands court may give effect to mandatory rules of the laws of another jurisdiction (including The Netherlands) with which the matter under review has a close connection, if and insofar as, under the laws of such other jurisdiction those rules must be applied, irrespective of the governing law chosen by the parties; the Company can sue and be sued in its own name under the laws of The Netherlands; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 of the Underwriting Agreement will be effective, insofar as the law of the Netherlands is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement would be enforceable against the Company in the courts of The Netherlands. The indemnification and contribution provisions set forth in Section 8 of the Underwriting Agreement do not contravene the public policy or laws of The Netherlands.

                  (xvi) Insofar as matters of Netherlands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                  (xvii) The consent to jurisdiction as provided in the Underwriting Agreement is valid and binding upon the Company under the laws of The Netherlands, insofar as such law is applicable, provided, however, that such consent will not be given effect with respect to: (1) a claim the amount of which does not exceed NLG 10,000; (2) certain specified labor and tenancy-related disputes; and (3) claims for provisional measures before the president of a competent court of the Netherlands; and

                  (xviii) In the absence of an applicable convention between the United States and the Netherlands, a judgment rendered by a United States court will not be enforced by the courts of The Netherlands. In order to obtain a judgment which is enforceable in the Netherlands the claim must be relitigated before a competent Netherlands court. Any judgment rendered by a New York court pursuant to the Underwriting Agreement, will, under current practice, be recognized by a Netherlands court (i) if that judgment results from proceedings compatible with Netherlands concepts of due process, and (ii) if that judgment does not contravene public policy of The Netherlands. If the judgment is recognized by a Netherlands court, that court will generally grant the same claim without relitigation on the merits.

         (f) Anton M. Tuijten, General Counsel of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a public limited liability company under the laws of The Netherlands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; all of the shares of Stock (including the Shares) have been provisionally listed and admitted for trading on the Amsterdam Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares to be purchased from the Company under this Agreement which have not been complied with; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the Shares are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein and (to the extent described in the Prospectus) the initial purchasers thereof; there are no restrictions on subsequent transfers of the Shares except as described in the Prospectus under the captions "Shares Eligible for Future Sale" and "Description of American Depositary Shares"; and the Shares conform to the description of the Stock contained in the Prospectus;

                           (iii) All Governmental Authorizations of or with any Governmental Agency in The Netherlands required for the Shares to be duly and validly authorized and issued have been obtained or made and are in full force and effect;

                           (iv)     The Deposit Agreement has been duly
                                    authorized, executed and delivered by the Company;

                           (v) The Company has been duly qualified for the transaction of business outside The Netherlands and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                           (vi) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                           (vii) The Company and its subsidiaries have good and marketable title to all material real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not have a material adverse effect on the Company and its subsidiaries taken as a whole and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                           (viii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                           (ix) This Agreement has been duly authorized, executed and delivered by the Company;

                           (x) The issue (as applicable) and sale of the Shares to be sold by the Company at such Time of Delivery and the deposit of the Shares being deposited with the Depositary in accordance with the provisions of the Deposit Agreement against issuance of the ADRs evidencing the ADSs in respect thereof to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Association of the Company or any statute, other applicable law or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties except, with respect in any such case to the subsidiaries of the Company, as would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (xi) No Governmental Authorization of or with any Governmental Agency required in The Netherlands for the issue and sale of the Shares by the Company, the deposit of the Shares being deposited with the Depositary in accordance with the provisions of the Deposit Agreement against issuance of ADRs evidencing the ADSs in respect thereof to be delivered at such Time of Delivery by the Company or the consummation by the Company of the transactions contemplated by this Agreement;

                           (xii) Other than as set forth in the Prospectus, the Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their current businesses as described in the Prospectus, with such exceptions as would not, individually or in the aggregate, have a material adverse effect on the current or future financial consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (xiii)   Neither the Company nor any of its
                                    subsidiaries is in violation of its articles of association and, further the Company is not in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, note, debenture or other evidence of indebtedness, except where such violation would not have a material adverse effect on the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole;

                           (xiv) The Company is not in violation of any law, ordinance, administrative or governmental rule or regulation of The Netherlands applicable to the Company or of any decree of any Dutch court or Dutch governmental agency, in each case, except where such violation would not have a material adverse effect on the condition (financial or other) business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole. There are no pending formal complaints, proceedings, investigations, protests, petitions or other written objections against the Company at any Dutch regulatory agencies, in a court, before any arbitrator or mediator, or before any other governmental authority, except for matters which individually or in the aggregate would not have a material adverse effect on the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole; and

                           (xv) The statements set forth in the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Stock and ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and

                           (xvi)    Although he does not assume any
                                    responsibility for the accuracy,
                                    completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xv) of this
                                    Section 7(e), he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law he has relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7;

         (g) O.T. Zuidema, General Counsel of United Telekabel Holding N.V., shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

         (h) With respect to the jurisdictions in which certain of the Company's subsidiaries and certain of the New Acquisition Entities operate, listed on Schedule II hereto, you shall have had furnished to you written opinions dated such Time of Delivery, in the form previously provided to you, from the special foreign counsel listed on Schedule II, in form and substance satisfactory to you.

         (i) Houthoff Buruma, Netherlands counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of United TeleKabel Holding N.V., A2000 Holding N.V. and GelreVision Holding B.V. (the "Dutch Subsidiaries") has been duly incorporated and is validly existing under the laws of The Netherlands as a public limited liability company, or, in the case of GelreVision Holding B.V., a private limited liability company, and is in good standing under the laws of The Netherlands, with the power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                           (ii) All of the issued and outstanding shares of the Dutch Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as otherwise set forth in the Prospectus) are owned of record by the Company, directly or indirectly, free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, lien, encumbrance, equity or other claim;

                           (iii) The Company's ownership interest with respect to the Dutch Subsidiaries is as described in the Prospectus;

                           (iv) The issued and outstanding shares of the Company consist of 129,246,123 ordinary shares A and 100 priority shares, par value Euro 0.30 per share, of which 77,087,469 ordinary shares A and 100 priority shares are held of record by UIH Europe, Inc. The issued and outstanding shares of A2000 Holding N.V. consists of 2,002 shares, par value NLG 100 per share, of which 1,001 shares are held of record by United TeleKabel Holding N.V.;

                           (v) None of the Dutch Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents; to the best knowledge of such counsel after reasonable inquiry, none of the Dutch Subsidiaries is in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

                           (vi) None of the issue and sale of the Shares to be sold by the Company under the Underwriting Agreement, the deposit of the Shares with the Depositary in accordance with the provisions of the Deposit Agreement against issuance of the ADRs evidencing the ADSs in respect thereof and compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement and the consummation by the Company of the transactions contemplated thereby, including the use of proceeds, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Dutch Subsidiaries or any license, concession, franchise, other governmental authorization, agreement, indenture, lease or other instrument to which any of the Dutch Subsidiaries is a party or by which any of them or any of their respective properties is bound that is known to such counsel after reasonable inquiry, or, to the best knowledge of such counsel after reasonable inquiry, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Dutch Subsidiaries nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to any of the Dutch Subsidiaries or any of their respective properties, except where such violation would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Dutch Subsidiaries taken as a whole (a "Material Adverse Effect");

                           (vii) To the best of our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings, or legislation or regulations pending to which the Dutch Subsidiaries are a party or of which any property of the Dutch Subsidiaries is the subject which, if determined adversely to the Dutch Subsidiaries or enacted, as the case may be, would individually or in the aggregate have a Material Adverse Effect;

                           (viii) Each of the Dutch Subsidiaries has all necessary licenses, concessions, franchises and other governmental authorizations, certificates and other agreements with governmental entities, and has filed all required notifications (collectively referred to as "Governmental Approvals") necessary for the operation of their currently conducted businesses in The Netherlands as described in the Prospectus. All Governmental Approvals granted to the Dutch Subsidiaries are validly held, remain in full force and effect, and have not been revoked, suspended, cancelled or modified in any adverse way, and are not subject to any conditions or requirements that are not generally imposed upon the holders of such Governmental Approvals. The Dutch Subsidiaries have taken all steps necessary to preserve their rights to seek renewals of their Governmental Approvals;

                           (ix) To the best knowledge of such counsel after reasonable enquiry, the Dutch Subsidiaries are not in violation of, or in default under, any statute of The Netherlands or any applicable governmental or administrative rule, regulation or requirement, any Governmental Approval, or any decree of any court or governmental agency or body having jurisdiction over the Dutch Subsidiaries, applicable to the Dutch Subsidiaries, except for matters which, individually or in the aggregate, would not have a Material Adverse Effect. There are no pending formal complaints, proceedings, investigations, protests, petitions or other written objections against the Dutch Subsidiaries at [name regulatory agency], in a court, before any arbitrator or mediator, or before any other governmental authority, except for matters which, individually or in the aggregate, would not have a Material Adverse Effect;

                           (x) No consent, approval, authorization or other order of, or registration or filing with any Dutch court, or any national regulatory or governmental body, administrative agency or official of The Netherlands is required for the execution, delivery or performance of the Underwriting Agreement and the Deposit Agreement with respect to the Company and the Dutch Subsidiaries or consummation of the transactions contemplated thereby. The Company's execution and delivery of, and its performance of its obligations under, the Underwriting Agreement and the Deposit Agreement, and the consummation of the transactions contemplated thereby, do not violate or conflict with any judgement, decree, order, statute, rule or regulation of any governmental agency or body having jurisdiction over the Dutch Subsidiaries relating to the currently conducted businesses of the Dutch Subsidiaries and will not cause any cancellation, termination, revocation, forfeiture or material impairment of any of their Governmental Approvals or prevent the Company and the Dutch Subsidiaries from conducting their respective currently conducted businesses as described in the Prospectus; and

                           (xi) Insofar as the statements included in the Prospectus purport to describe or summarize
                                    (i) contracts, agreements, Governmental
                                    Approvals, litigation, complaints,
                                    arbitration, mediation or other legal
                                    documents to which the Dutch Subsidiaries are a party or are bound or (ii) the provisions of statutes, laws, rules, regulations, orders, judgments, decrees or pending legislation or regulations relating to regulation in The Netherlands of the respective currently conducted businesses of the Company, the Dutch Subsidiaries, such statements are accurate and complete in all material respects.

         (j) Counsel for the Depositary shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i)      The Deposit Agreement has been duly
                                    authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (ii) The ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (A) the Shares represented by the ADSs which are in turn evidenced by the ADRs have been duly authorized and validly issued and are fully paid and nonassessable and that any preemptive rights with respect to the Shares have been validly waived or exercised and
                                    (B) such Shares have been duly deposited with Citibank, N.A., Amsterdam as Custodian, in each case under and in accordance with all applicable laws and regulations;

         (k) On the date of the Prospectus of a time prior to the execution of this Agreement, at 2:30 p.m., London time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen, s.r.o., Pricewaterhouse Coopers N.V., Pricewaterhousecoopers (France), Pricewaterhousecoopers (Malta), Pricewaterhousecoopers (Sweden), KPMG Polska Sp. zo.o, KPMG Accountants N.V., KPMG Somekhchaikis, KPMG Slovensko s.r.o., VB Deloitte & Touche, Ernst & Young S.A, Ernst & Young (Netherlands), Ernst & Young

         (Denmark), Ernst & Young AB, Ernst & Young, Vachon et Associes shall each have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

         (l) (i) None of the Company, its subsidiaries or the New Acquisition Entities shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been: (x) any change in the capital stock of the Company, or (y) an increase in the long-term debt of the Company or any of its subsidiaries, or, to the best of the Company's knowledge after due inquiry, the New Acquisition Entities, in excess of $25,000,000 or its equivalent, or (z) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, condition (financial or otherwise), shareholders' equity or results of operations of the Company, its subsidiaries and the New Acquisition Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (m) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (n) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ, the Luxembourg Stock Exchange or the Amsterdam Stock Exchange and/or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ or the Amsterdam Stock Exchange; (iii) a general moratorium on commercial banking activities in New York, London or Amsterdam declared by the relevant authorities; (iv) a change or development involving a prospective change in Dutch taxation affecting the Company, the Shares or the transfer thereof or the imposition of exchange controls by the United States or The Netherlands; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or The Netherlands or the declaration by the United States, the United Kingdom or The Netherlands of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, the United Kingdom, The Netherlands or elsewhere which, in the judgment of the Representatives, would materially and adversely affect the financial markets or the market for the Shares and other equity securities;

         (o) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed on the Amsterdam Stock Exchange and the ADSs to be sold by the Company at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

         (p) The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Depositary shall have furnished or caused to be furnished to you as at such Time of Delivery certificates satisfactory to you evidencing the deposit of it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

         (q) The Company shall have complied with the provisions of subsection
         (a)(iii) of Section 5 hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (r) The Company and Parent shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of Parent (as applicable), respectively, satisfactory to you, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and Parent of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery; and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section 7, and as to such other matters as you may reasonably request;

         (s) Arthur Andersen shall have furnished you its written opinion, dated such Time of Delivery, in form and substance to you, to the effect that:

                           (i) The statements in the Prospectus under "Taxation," to the extent such statements relate to matters of Dutch law or regulation, are true and accurate in all material respects, and nothing has been omitted from such statements that would make the same misleading in any material respect;

                           (ii) The opinions of Arthur Andersen set forth in the Prospectus and in the International Prospectus under "Taxation" are confirmed as of such Time of Delivery;

                           (iii) Except to the extent otherwise set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (c) the sale and delivery by the Underwriters of Shares to the initial purchasers thereof in the manner contemplated herein; and

                           (iv) Except to the extent otherwise set forth in the Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of The Netherlands be paid in euros or Dutch guilders (including any such dividends or distributions to be paid to the Depositary) that may be converted into foreign currency that may be freely transferred out of The Netherlands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of The Netherlands and are otherwise free and clear of any other tax, withholding or deduction in The Netherlands and without the necessity of obtaining any Governmental Authorization in The Netherlands; and

         (t) Goldman Sachs International and Morgan Stanley & Co. International Limited shall have received from Parent an agreement, satisfactory in form and substance to Goldman Sachs International and Morgan Stanley & Co. International Limited certifying as to the accuracy of certain information supplied by Parent and contained in the Registration Statement (which agreement shall contain an indemnity from Parent to the Underwriters in substantially the form of Section 8 hereof with respect to losses, claims, damages or liabilities arising in connection with any such information); and

         (u) Goldman Sachs International and Morgan Stanley & Co. International Limited shall have received from the persons who are members of the Company's Supervisory Board and Management Board as at the date of this Agreement, an agreement, satisfactory in form and substance to Goldman Sachs International and Morgan Stanley & Co. International Limited, that such persons agree to be bound by the provisions set forth in
         Section 5(v) hereof.

8.
         (a) The Company and Parent, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Parent shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and Parent against any losses, claims, damages or liabilities to which the Company and Parent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and Parent for any legal or other expenses reasonably incurred by the Company and Parent in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Parent on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Parent on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Parent on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Parent and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company's and Parent's obligations in this subsection (d) to contribute are joint and several.

         (e) Notwithstanding the foregoing, the liability of Parent in connection with the indemnification and contribution provisions contained in subsections (a) and (d) of this Section 8 shall not exceed the amount, if any, of proceeds from the offering of the Shares transferred directly or indirectly to Parent or any of its affiliates by the Company or any of its affiliates in repayment of any indebtedness of the Company to Parent outstanding, or otherwise.

         (f) The obligations of the Company and Parent under this Section 8 shall be in addition to any liability which the Company and Parent may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

9.
         (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notify you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one- eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or Parent, except for the expenses to be borne by the Company and the Underwriters as provided in
         Section 6 hereof and the indemnity and contribution agreements in
         Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Parent and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or Parent, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor Parent shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason the Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and Parent shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman Sachs International on behalf of you as the representatives of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England, Attention: Equity Capital Markets; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer; and if to Parent shall be delivered or sent by mail, telex or facsimile transmission to 443 South Ulster Street, Suite 1300, Denver, Co, 80237, U.S.A., Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or Parent by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and Parent and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and Parent, jointly and severally, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between
         (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and Parent and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and Parent. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and Parent for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,
                                         United Pan-Europe Communications N.V.



                                         By:
                                              Name:
                                              Title:


                                         UnitedGlobalCom, Inc.



                                         By:
                                              Name:
                                              Title:

Accepted as of the date hereof:

Goldman Sachs International



By:
         Name:
         Title:


Morgan Stanley & Co. International Limited



By:
         Name:
         Title:


On behalf of each of the Underwriters

                                   SCHEDULE 1



            Total number of Firm                    Number of Optional Shares
            Shares to be purchased                  to be purchased if
                                                    maximum option exercised
Underwriter
Goldman Sachs International
Morgan Stanley & Co.
International Limited
Donaldson, Lufkin & Jenrette
International
Merrill Lynch International
Salomon Brothers
International Limited
Cazenove & Co.
MeesPierson N.V.
UBS AG, acting through its
division Warburg Dillon
Read
Total

                                   SCHEDULE II



1.       Belgium - Stibbe Simont Monahan Duhot

2.       Austria - Bruckhaus Mestrick Heller Lober

3.       Israel - Yigal Arnon & Co

4.       Norway - Advokatfirmaet Steenstrup

5.       France - Jeantet & Associes

6.       France - Nomos

7.       Hungary - Squire, Sanders, & Dempsey

8.       The Netherlands - Caron & Stevens/Baker & McKenzie

9.       Poland - Baker & McKenzie

10.      USA - Baker & McKenzie

11.      UK - Ashurst Morris Crisp

10.      Sweden - Rydin & Carlsten

11.      Czech Republic and Slovak Republic - Burns Schwartz

                                     ANNEX I

Each Underwriter further represents and agrees that:

1. (i) it has not offered or sold and will not offer or sell any Shares to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Shares to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

2. The Shares have not been registered under the Securities and Exchange law of Japan and are not being offered or sold and may not be offered or sold, directly or indirectly, in Japan or to or for the account of any resident of Japan, except (i) pursuant to an exemption from the registration requirements of the Securities and Exchange law of Japan and (ii) in compliance with any other applicable requirements of Japanese law.